ALLIANCE
                              --------------------
                                VARIABLE PRODUCTS
                              --------------------
                                   SERIES FUND
                              --------------------
                              HIGH-YIELD PORTFOLIO
                              --------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

LETTER TO SHAREHOLDERS                    Alliance Variable Products Series Fund
================================================================================

February 1, 2001

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund, Inc. (the "Fund") for the annual reporting period ended December 31, 2000.

We appreciate your investment in the Portfolio(s) of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

                                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The High Yield Portfolio (the "Portfolio") seeks the highest level of current income available by investing principally in high-yield fixed-income securities without assuming undue risk. The Portfolio invests a substantial portion of its assets in higher-yielding, higher-risk fixed-income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.

MARKET REVIEW

During 2000, the high-yield market recorded its third consecutive year of weak performance, returning -5.21%, as represented by the Credit Suisse First Boston
(CSFB) High Yield Index. This negative performance reflected the Federal Reserve's long-held tightening bias, as well as fundamental concerns about credit quality and weakening sentiment toward the telecommunications and technology sectors. Higher-than-average default levels supported these concerns. Although credit availability dried up across all investment grades, it was felt most acutely in the high-yield market, as investors avoided lending to the riskier issuers.

In keeping with investors' preference for better quality high-yield debt, double B issuers outperformed single B issuers by more than 1200 basis points. The energy, gaming, utility and financial sectors posted the strongest returns, while entertainment, fixed communications, automotive and metals posted the weakest returns. The yield difference between the high-yield market and risk-free Treasuries reached 9.5% at year-end--the largest yield advantage in a decade, and nearly 4% higher than levels just one year ago. Money continued to flow out of high-yield mutual funds, with outflows totaling approximately $10 billion in 2000. Not surprisingly, high-yield debt issuance declined during the year.

INVESTMENT RESULTS

The Portfolio returned -5.15% for the 12-month period ended December 31, 2000, modestly outperforming the -5.21% return of its benchmark, the CSFB High Yield Index. Given the increasingly negative tone of the market, we moved to a more defensive posture during the year, adding double B securities. We also shortened the Portfolio's duration and acquired an overweight position in cash and in traditionally defensive sectors, such as cable and energy. As a result, the Portfolio outperformed both the index and the Lipper average high-yield fund. Our outlook for 2001 is more positive. We expect to lengthen duration, while remaining selective with regard to cyclical industries. In our analysis, single B debt will continue to be more attractive over the long term. The Portfolio will continue to be well diversified.

INVESTMENT OUTLOOK

We believe the Federal Reserve will aggressively lower interest rates, easing in excess of an additional 100 basis points by spring of 2001. This should lead to a "soft landing" for the U.S. economy: we estimate the year 2001 U.S. economic growth rate to be approximately 3%, with the second half of 2001 outpacing the first. Slower U.S. profit growth over the next 12 months should mute stock price gains. We expect to see positive returns in high yield over the near term, reflecting interest rate stability and continued modest economic growth. Substantial returns remain dependent on increased retail and institutional demand. Prospects for the high-yield market should improve as the rate of economic growth slows and the Federal Reserve shifts to an accommodative monetary policy. With a healthy economy, a more relaxed monetary policy and high-yield securities yielding more than 13%, we believe the high-yield market offers significant value.

--------------------------------------------------------------------------------

Average annual total returns are for the Portfolio's Class A shares.

INVESTMENT RESULTS                        Alliance Variable Products Series Fund
================================================================================

INVESTMENT RESULTS AS OF DECEMBER 31, 2000

Listed below are the Portfolio's average annual total returns for Class A shares for the one-year, five-year (where applicable) and since inception periods ended December 31, 2000.

High Yield Portfolio

o 1 Year                                           -5.15%
o Since Inception (10/97)                          -2.61%

--------------------------------------------------------------------------------

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE                        Alliance Variable Products Series Fund
================================================================================

o Alliance High Yield Portfolio
o CS First Boston High Yield Index

                            [MOUNTAIN GRAPH OMITTED]

                             [PLOT POINTS TO COME]

CS First Boston High Yield Index: $10,007

High Yield Portfolio: $9,193

Past performance is no guarantee of future results. These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

--------------------------------------------------------------------------------

* Month-end closest to Portfolio inception. Inception dates for the Portfolios are: 1/14/91 Growth & Income; 9/15/94 Growth; 12/28/92 Total Return; 12/28/92 International; 6/26/92 Premier Growth; 7/15/91 Global Bond; 5/10/94 Utility Income; 5/2/94 Global Dollar Government; 9/23/94 Worldwide Privatization; 5/3/94 North American Government Income; 9/17/92 U.S. Government/High-Grade Securities; 1/11/96 Technology; 8/5/96 Quasar; 1/9/97 Real Estate Investment; 10/27/97 High Yield.

THE BENCHMARKS                            Alliance Variable Products Series Fund
================================================================================

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respective Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS First Boston High Yield--Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ Utility--The Dow Jones Utility Index is a price-weighted average that consists of actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI-Plus--The JP Morgan Emerging Markets Bond Index-Plus tracks returns for external-currency-denominated debt instruments of the emerging markets including Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Phillipines, Poland, Russia and Venezuela.

LB Aggregate Bond--The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the Government/Credit Bond Index.

LB Credit Bond--The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds. Until June 30, 2000, this index was known as the Lehman Brothers Corporate Index.

LB Gov't/Credit Bond--The Lehman Brothers Government/Credit Bond Index represents a combination of the two indices.

LB Gov't Bond--The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB Intermediate Gov't Bond--The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB Long-Term Gov't Bond--The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

Lipper Growth and Income Funds Average--The Lipper Growth and Income Funds Average reflects performance of 100 mutual funds.

Lipper International Funds Average--The Lipper International Funds Average reflects performance of 100 mutual funds.

MSCI EAFE--The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI World ex-USA--The Morgan Stanley Capital International World ex-USA Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

NAREIT--The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE Utility--The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE High Technology--The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

Russell 1000--The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

Russell 2000--The Russell 2000 Value Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SSB 3-Month Treasury Bill--The Salomon Smith Barney 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SSB World Gov't Bond--The Salomon Smith Barney World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500--The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

                                    Principal
                                     Amount
                                      (000)       U.S. $ Value
--------------------------------------------------------------
CORPORATE DEBT
   OBLIGATIONS-78.2%
AIR TRANSPORTATION-0.6%
US Airways, Inc.
   10.375%, 3/01/13............        $150        $  141,213
                                                   ----------

BANKING-3.4%
Dime Bancorp, Inc.
   9.00%, 12/19/02.............         150           150,938
Golden State Holdings
   6.75%, 8/01/01..............         100            99,287
Hanvit Bank
   12.75%, 3/01/10 (a).........         250           247,500
Sovereign Bancorp, Inc.
   6.625%, 3/15/01.............         270           268,827
                                                   ----------
                                                      766,552
                                                   ----------

BROADCASTING/
   MEDIA-3.3%
Allbritton Communications Co.
   8.875%, 2/01/08.............         250           236,250
Fox Family Worldwide, Inc.
   9.25%, 11/01/07.............         500           495,000
                                                   ----------
                                                      731,250
                                                   ----------

BUILDING/REAL
   ESTATE-0.5%
Morrison Knudsen Corp.
   11.00%, 7/01/10 (a).........         150           114,750
                                                   ----------

CABLE-11.1%
Adelphia Communications Corp.
   10.875%, 10/01/10...........         125           121,250
Charter Communication Holdings
   10.25%, 1/15/10.............         450           441,000
Comcast UK Cable Partners, Ltd.
   11.20%, 11/15/07 (b)........         500           427,500
EchoStar DBS Corp.
   9.25%, 2/01/06..............         300           291,750
   9.375%, 2/01/09.............         200           195,000
NTL, Inc. Series B
   10.00%, 2/15/07.............         300           260,250
Telewest Communications Plc
   11.00%, 10/01/07 (b)........         400           358,000
United Pan-Europe
   Communications NV Series B
   11.25%, 11/01/09............         500           322,500
   13.75%, 2/01/05 (b).........         250            72,500
                                                   ----------
                                                    2,489,750
                                                   ----------

CHEMICALS-5.4%
Avecia Group Plc
   11.00%, 7/01/09.............         300           297,750
Equistar Chemicals LP
   8.50%, 2/15/04..............         100            92,711
Georgia Gulf Corp.
   10.375%, 11/01/07...........         150           141,000
Huntsman ICI Chemicals LLC
   10.125%, 7/01/09............         300           293,250
Resolution Performance Products
   13.50%, 11/15/10 (a)........         100           103,000
Sterling Chemicals, Inc.
   12.375%, 7/15/06............         300           277,500
                                                   ----------
                                                    1,205,211
                                                   ----------

COMMUNICATIONS -
   FIXED-8.3%
Exodus Communications, Inc.
   11.625%, 7/15/10 (a)........         250           223,750
Level 3 Communications, Inc.
   11.00%, 3/15/08.............         500           442,500
PSINet, Inc.
   11.50%, 11/01/08............         225            61,875
Versatel Telecom International NV
   11.875%, 7/15/09............         500           302,500
Williams Communications
   Group, Inc.
   11.70%, 8/01/08 ............         400           322,000
Winstar Communication, Inc.
   12.50%, 4/15/08.............         250           170,000
XO Communications, Inc.
   10.50%, 12/01/09............         400           322,000
                                                   ----------
                                                    1,844,625
                                                   ----------

COMMUNICATIONS -
   MOBILE-8.7%
Dobson/Sygnet Communications
   12.25%, 12/15/08............         200           198,000
Iridium Capital Corp. LLC
   14.00%, 7/15/05 (c).........         550            11,000
Nextel Communications, Inc.
   9.375%, 11/15/09............         500           467,500
TeleCorp PCS, Inc.
   11.625%, 4/15/09 (b)........         250           172,187
   10.625%, 7/15/10............         500           510,000
Triton PCS, Inc.
   11.00%, 5/01/08 (b).........          50            39,750
Voicestream Wireless Co.
   10.375%, 11/15/09...........         500           538,125
                                                   ----------
                                                    1,936,562
                                                   ----------

CONSUMER
   MANUFACTURING-0.6%
Generac Portable
   11.25%, 7/01/06.............         500           127,500
                                                   ----------

CORPORATE-1.3%
Lyondell Chemical Co.
   10.875%, 5/01/09............         300           282,750
                                                   ----------

ENERGY-6.6%
Gothic Production Corp.
   11.125%, 5/01/05............         500           537,500
North Atlantic Energy Service
   Corp.
   9.05%, 6/01/02..............         100           101,875
Port Arthur Finance Corp.
   12.50%, 1/15/09.............         100            99,500

                                          Alliance Variable Products Series Fund
================================================================================

                                     Shares of
                                     Principal
                                      Amount
                                       (000)      U.S. $ Value
--------------------------------------------------------------
Range Resources Corp.
   8.75%, 1/15/07 .............        $150       $   142,125
RBF Finance Co.
   11.00%, 3/15/06.............         500           581,250
                                                  -----------
                                                    1,462,250
                                                  -----------

ENTERTAINMENT &
   LEISURE-1.4%
Marvel Enterprises, Inc.
   12.00%, 6/15/09.............         500           212,500
Six Flags, Inc.
   9.75%, 6/15/07..............         100            97,500
                                                  -----------
                                                      310,000
                                                  -----------

FINANCIAL-0.7%
Intrawest Corp.
   10.50%, 2/01/10.............         150           154,125
                                                  -----------

FOOD/BEVERAGES-0.1%
Chiquita Brands International,
   Inc.
   10.00%, 6/15/09.............         100            30,500
                                                  -----------

GAMING-0.9%
Mandalay Resort Group
   10.25%, 8/01/07.............         200           198,500
                                                  -----------

HEALTHCARE-0.8%
Iasis Healthcare Corp.
   13.00%, 10/15/09............         200           183,000
                                                  -----------

HOTEL/LODGING-1.8%
Host Marriott LP
   9.25%, 10/01/07 (a).........         250           250,000
Lodgian Financing Corp.
   12.25%, 7/15/09.............         175           158,375
                                                  -----------
                                                      408,375
                                                  -----------

INDUSTRIAL-4.9%
Amtrol, Inc.
   10.625%, 12/31/06...........         300           240,000
Flowserve Corp.
   12.25%, 8/15/10.............         250           250,000
R&B Falcon Corp.
   6.75%, 4/15/05..............         500           472,500
Russell-Stanley Holdings, Inc.
   10.875%, 2/15/09............         500           128,125
                                                  -----------
                                                    1,090,625
                                                  -----------

INSURANCE-1.6%
Renaissancere Capital Trust
   8.54%, 3/01/27..............         175           146,230
Safeco Capital Trust I
   8.072%, 7/15/37.............         250           203,694
                                                  -----------
                                                      349,924
                                                  -----------

METALS & MINING-0.2%
Republic Technologies
   International
   13.75%, 7/15/09.............         500            52,500
   warrants,
   expiring 7/15/09 (d)........         500                 5
                                                  -----------
                                                       52,505
                                                  -----------

PAPER/PACKAGING -3.5%
Doman Industries, Ltd.
   12.00%, 7/01/04.............         400           390,000
Pliant Corp.
   13.00%, 6/01/10.............         200           112,000
   warrants,
   expiring 6/01/10 (d)........         200             2,025
Riverwood International Corp.
   10.625%, 8/01/07............         200           201,000
Sealed Air Corp.
   6.95%, 5/15/09 (a)..........         100            86,497
                                                  -----------
                                                      791,522
                                                  -----------

PETROLEUM PRODUCTS-0.7%
Frontier Oil Corp.
   11.75%, 11/15/09............         150           149,438
                                                  -----------

PUBLIC UTILITIES -
   ELECTRIC & GAS-1.9%
AES Corp.
   9.375%, 9/15/10.............         200           205,500
Northeast Utilities
   8.38%, 3/01/05..............          12            12,345
PSEG Energy Holdings, Inc.
   10.00%, 10/01/09............         200           212,580
                                                  -----------
                                                      430,425
                                                  -----------

RETAIL-0.8%
Jostens, Inc.
   12.75%, 5/01/10.............         200           181,000
   warrants,
   expiring 5/01/10 (d)........         200             4,000
                                                  -----------
                                                      185,000
                                                  -----------

SERVICES-3.8%
Allied Waste North America, Inc.
   7.875%, 1/01/09.............         100            93,250
   10.00%, 8/01/09.............         500           473,750
Avis Rent a Car, Inc.
   11.00%, 5/01/09.............         250           270,625
                                                  -----------
                                                      837,625
                                                  -----------

SUPERMARKET/DRUG-1.8%
Stater Brothers Holdings, Inc.
   10.75%, 8/15/06.............         500           412,500
                                                  -----------

TECHNOLOGY-3.5%
Concentric Network Corp.
   12.75%, 12/15/07............         300           256,500
Fairchild Semiconductor Corp.
   10.125%, 3/15/07............         150           140,250
Filtronic Plc
   10.00%, 12/01/05............         125            96,875
SCG Holding & Semiconductor Co.
   12.00%, 8/01/09.............         325           276,250
                                                  -----------
                                                      769,875
                                                  -----------

Total Corporate Debt
   Obligations
   (cost $20,461,632)..........                    17,456,352
                                                  -----------

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                    Shares of
                                    Principal
                                     Amount
                                      (000)       U.S. $ Value
--------------------------------------------------------------
PREFERRED STOCKS-6.8%
CABLE-2.6%
CSC Holdings, Inc. (e).........      $5,428       $   576,712
                                                  -----------

COMMUNICATIONS - 2.0%
Global Crossing Holdings, Ltd.
   10.50%, 6/01/02 (e).........       5,000           441,250
                                                  -----------

COMMUNICATIONS -
   MOBILE - 2.2%
Nextel Communications, Inc.
   11.125%, 2/15/03 (e)........         604           504,340
                                                  -----------

Total Preferred Stocks
   (cost $1,566,973)...........                     1,522,302
                                                  -----------

SHORT-TERM
   INVESTMENT-12.4%
TIME DEPOSIT-12.4%
State Street Euro Dollar
   6.00%, 1/02/01
   (amortized cost
   $2,765,000).................       2,765         2,765,000
                                                  -----------

TOTAL INVESTMENTS-97.4%
   (cost $24,793,605)..........                    21,743,654
Other assets less
   liabilities-2.6%............                       589,035
                                                  -----------

NET ASSETS-100%................                   $22,332,689
                                                  ===========

--------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 2000, the aggregate market value of these securities amounted to $1,025,497 or 4.6% of net assets.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)   Security is in default and is non-income producing.

(d)   Non-income producing security.

(e)   PIK (Paid-in-kind) preferred quarterly stock payments.

      See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $24,793,605) .....    $ 21,743,654
   Cash .......................................................             473
   Interest receivable ........................................         615,078
   Receivable due from Adviser ................................           5,869
   Receivable for capital stock sold ..........................           5,571
                                                                   ------------
   Total assets ...............................................      22,370,645
                                                                   ------------

LIABILITIES
   Payable for capital stock redeemed .........................          15,029
   Accrued expenses ...........................................          22,927
                                                                   ------------
   Total liabilities ..........................................          37,956
                                                                   ------------
NET ASSETS ....................................................    $ 22,332,689
                                                                   ============
COMPOSITION OF NET ASSETS
   Capital stock, at par ......................................    $      2,823
   Additional paid-in capital .................................      28,510,136
   Undistributed net investment income ........................       1,985,751
   Accumulated net realized loss on investments ...............      (5,116,070)
   Net unrealized depreciation of investments .................      (3,049,951)
                                                                   ------------
                                                                   $ 22,332,689
                                                                   ============

Class A Shares
   Net assets .................................................    $ 22,332,689
                                                                   ============
   Shares of capital stock outstanding ........................       2,822,538
                                                                   ============
   Net asset value per share ..................................    $       7.91
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2000              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest ........................................................   $ 2,226,321
   Dividends .......................................................        26,250
                                                                       -----------
   Total investment income .........................................     2,252,571
                                                                       -----------
EXPENSES
   Advisory fee ....................................................       175,402
   Administrative ..................................................        66,000
   Custodian .......................................................        62,220
   Audit and legal .................................................        17,331
   Printing ........................................................         7,493
   Directors' fees .................................................         1,482
   Transfer agency .................................................           957
   Miscellaneous ...................................................         2,346
                                                                       -----------
   Total expenses ..................................................       333,231
   Less: expenses waived and reimbursed ............................      (111,054)
                                                                       -----------
   Net expenses ....................................................       222,177
                                                                       -----------
   Net investment income ...........................................     2,030,394
                                                                       -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investment transactions ....................    (1,504,366)
   Net realized loss on foreign currency transactions ..............        (3,068)
   Net change in unrealized appreciation/depreciation of investments    (1,719,323)
                                                                       -----------
   Net loss on investments .........................................    (3,226,757)
                                                                       -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS .........................   $(1,196,363)
                                                                       ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                             Year Ended          Year Ended
                                                                            December 31,        December 31,
                                                                                2000                1999
                                                                            ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ............................................       $  2,030,394        $  2,031,857
   Net realized loss on investments and foreign currency transactions         (1,507,434)         (2,750,603)
   Net change in unrealized appreciation/depreciation of investments          (1,719,323)            214,705
                                                                            ------------        ------------
   Net decrease in net assets from operations .......................         (1,196,363)           (504,041)
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
      Class A .......................................................         (2,056,687)         (1,097,239)
CAPITAL STOCK TRANSACTIONS
   Net increase .....................................................          1,018,904           9,257,880
                                                                            ------------        ------------
   Total increase (decrease) ........................................         (2,234,146)          7,656,600
NET ASSETS
   Beginning of period ..............................................         24,566,835          16,910,235
                                                                            ------------        ------------
   End of period (including undistributed net investment income of
      $1,985,751 and $2,014,827, respectively) ......................       $ 22,332,689        $ 24,566,835
                                                                            ============        ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2000                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The High-Yield Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to earn the highest level of current income without assuming undue risk by investing principally in high-yielding, fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P Duff & Phelps or Fitch or, if unrated of comparable quantity. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of December 31, 2000, the following Portfolios had Class B shares issued and outstanding: Growth and Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Quasar Portfolio, Technology Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses

                                          Alliance Variable Products Series Fund
================================================================================

from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

5. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax treatment of foreign currency transactions, resulted in a net decrease in undistributed net investment income and a corresponding decrease in accumulated net realized loss on investments. This reclassification had no effect on net assets.

6. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Portfolio to amortize premiums and discounts on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Portfolio determines its required distributions under Federal income tax laws.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of .75% of the Portfolio's average daily net assets.

During the year ended December 31, 2000, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% of the average daily net assets for Class A shares. Expense waivers/ reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2000, such waivers/reimbursements amounted to $111,054.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 2000, the Fund paid a total of $18,000 which was allocated evenly among the Portfolios.

HIGH-YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE C: Distribution Plan

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2000, were as follows:

Purchases:

Stocks and debt obligations ..........................              $37,522,743
U.S. government and agencies .........................                       -0-

Sales:

Stocks and debt obligations ..........................              $36,200,166
U.S. government and agencies .........................                       -0-

At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation .......................               $   348,394
Gross unrealized depreciation .......................                (3,398,345)
                                                                    -----------
Net unrealized depreciation .........................               $(3,049,951)
                                                                    ===========

At December 31, 2000, for federal income tax purposes, the Portfolio had net capital loss carryforwards of $5,053,673, of which $63,971 expires in the year 2006, $3,196,833 expires in the year 2007, and $1,792,869 expires in the year 2008.

Capital and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $62,272 and net foreign currency losses of $2,783 during the fiscal year.

1. Forward Exchange Currency Contracts

All Portfolios (except for the Global Dollar Government Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio) may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluc-

                                          Alliance Variable Products Series Fund
================================================================================

tuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 2000, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, all Portfolios (except for the Money Market Portfolio) may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2000.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each class consists of 10,000,000,000 authorized shares. The Portfolio had no Class B shares outstanding during the year ended December 31, 2000. Transactions in capital stock were as follows:


                                     ------------------------------      ------------------------------
                                                  Shares                            Amount
                                     ------------------------------      ------------------------------
                                      Year Ended        Year Ended        Year Ended        Year Ended
                                     December 31,      December 31,      December 31,      December 31,
                                         2000              1999              2000              1999
                                     ------------      ------------      ------------      ------------
Class A
Shares sold ....................          576,169         1,418,641      $  4,989,359      $ 13,391,064
Shares issued in reinvestment of
   dividends ...................          250,510           119,655         2,056,687         1,097,239
Shares redeemed ................         (691,158)         (552,554)       (6,027,142)       (5,230,423)
                                     ------------      ------------      ------------      ------------
Net increase ...................          135,521           985,742      $  1,018,904      $  9,257,880
                                     ============      ============      ============      ============

HIGH-YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE F: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2000.

HIGH-YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       --------------------------------------------------------
                                                                                                CLASS A
                                                                       --------------------------------------------------------
                                                                                                                   October 27,
                                                                               Year Ended December 31,              1997(a) to
                                                                       ---------------------------------------     December 31,
                                                                          2000           1999          1998            1997
                                                                       ----------     ----------    ----------     ------------
Net asset value, beginning of period ................................  $     9.14     $     9.94    $    10.33      $    10.00
                                                                       ----------     ----------    ----------      ----------
Income From Investment Operations
Net investment income (b)(c) ........................................         .74            .91          1.03             .13
Net realized and unrealized gain (loss) on investment transactions ..       (1.18)         (1.16)        (1.41)            .20
                                                                       ----------     ----------    ----------      ----------
Net increase (decrease) in net asset value from operations ..........        (.44)          (.25)         (.38)            .33
                                                                       ----------     ----------    ----------      ----------
Less: Dividends
Dividends from net investment income ................................        (.79)          (.55)         (.01)             -0-
                                                                       ----------     ----------    ----------      ----------
Net asset value, end of period ......................................  $     7.91     $     9.14    $     9.94      $    10.33
                                                                       ==========     ==========    ==========      ==========
Total Return
Total investment return based on net asset value (d) ................       (5.15)%        (2.58)%       (3.69)%          3.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........................  $   22,333     $   24,567    $   16,910      $    1,141
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ......................       .95 %            .95%        .95 %             .95%(e)
   Expenses, before waivers and reimbursements ......................      1.42 %           1.40%       1.80 %            8.26%(e)
   Net investment income (b) ........................................      8.68 %           9.72%       9.77 %            7.28%(e)
Portfolio turnover rate .............................................       175 %            198%        295 %               8%

--------------------------------------------------------------------------------

(a)   Commencement of operations.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c)   Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund

To the Shareholders and Board of Directors
High Yield Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ~the High Yield Portfolio ("the Portfolio"), a series of Alliance Variable Products Series Fund, Inc., as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Yield Portfolio, a series of Alliance Variable Products Series Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

New York, New York
February 1, 2001

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Andrew Aran, Senior Vice President
Bruce K. Aronow, Vice President
Edward Baker, Vice President
Matthew Bloom, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Greg Dube, Senior Vice President
Alfred L. Harrison, Senior Vice President
Wayne D. Lyski, Senior Vice President
Raymond J. Papera, Senior Vice President
Peter Anastos, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Frank Caruso, Vice President
F. Jeanne Goetz, Vice President
Jane Mack Gould, Vice President
Gerald T. Malone, Vice President
Michael Mon, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
John Ricciardi, Vice President
Paul C. Rissman, Vice President
Kenneth D. Smalley, Vice President
Jean Van De Walle, Vice President
Sandra Yeager, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)